Exhibit 99.1

Policy for:	Audit Committee Charter
Board Approved:	April 25, 2006
Last Revision Date:	April 25, 2006
Department/Individual Responsible For Maintaining/Updating Policy	Eric Llau

This charter governs the operations of the audit committee (the "Audit Committee") of TIB Financial Corp. and its subsidiaries ("collectively referred to herein as the "Company"). The Audit Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the board in fulfilling its oversight responsibilities for (1) the integrity of the company’s financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the external auditor’s qualifications and independence, and (4) the performance of the company’s internal audit function and independent auditors.

AUTHORITY

The audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:
▪	Appoint, compensate, and oversee the work of the public accounting firm employed by the organization to conduct the annual audit. This firm will report directly to the audit committee.
▪	Resolve any disagreements between management and the auditor regarding financial reporting.
▪	Pre-approve all auditing and permitted non-audit services performed by the company’s external audit firm.
▪	Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.
▪	Seek any information it requires from employees--all of whom are directed to cooperate with the committee's requests--or external parties.
▪	Meet with company officers, external auditors, or outside counsel, as necessary.
▪
The committee may delegate to one or more designated members of the committee the authority to preapprove all auditing and permitted non-audit services, providing that such decisions are presented to the full committee at its next scheduled meeting.

COMPOSITION

The Audit Committee shall be appointed annually by the full board of directors upon recommendation of the Chairman of the Board, and shall be comprised of at least three members. The Corporate Governance and Nomination Committee shall make a recommendation for Chairman of the committee to the full board, and the Chairman will be elected by the full Board. Each member of the Audit Committee shall be a member of the Board of Directors of the Company, and shall otherwise be independent. In order to be considered “independent,” the member of the Audit Committee must meet the definition of independence set forth in the Nasdaq's definition of "independent director," as well as the criteria for independence set forth in the Sarbanes-Oxley Act. All committee members shall be financially literate, and at least one member shall be a financial expert, as such term is defined by the Securities and Exchange Commission and Nasdaq. No committee member shall simultaneously serve on the audit committees of more than two other public companies.

FUNDING AND COMPENSATION

The committee shall have the authority to commit and use corporate funds to fulfill its responsibilities, including but not limited to, compensating independent auditors for services in connection with preparing or issuing an audit report, compensating outsourced internal auditors for audit services performed for the Company, compensating audit committee members and advisors, and paying for ordinary administrative expenses of the committee.

Members of the committee shall only receive compensation in the form of directors’ fees from the Company for serving on the committee. No fees shall be paid to a committee member or to the company or firm that the committee member is employed by, for services as a consultant or legal or financial adviser.

MEETINGS

The committee will meet at least four times a year, including each time the company proposes to issue a press release with its quarterly or annual earnings information, with authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, with internal auditors and with external auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements

▪	Review significant accounting and reporting issues and understand their impact on the financial statements. These issues include:
o	Complex or unusual transactions and highly judgmental areas
o	Major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles.
o	The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company
▪
Review analyses prepared by management and/or the external auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

▪
Review with management and the external auditors the results of the audit, including any difficulties encountered, and matters required to be discussed by SAS No. 61. This review will include any restrictions on the scope of the external auditor’s activities or on access to requested information, and any significant disagreements with management.

▪
Review the interim financial statements with management and the external auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. The committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the external auditors under generally accepted auditing standards. The chairman of the committee may represent the entire committee for the purposes of this review.

▪
Review with management and the external auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K, and the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”), including the auditors' judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

▪
Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies in the design or operation of internal controls or any fraud that involves management or other employees who have a significant role in the company’s internal controls.

▪
Review and approve earnings and other related press releases in advance (particularly use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies. This review may be general (i.e., the types of information to be disclosed and the type of presentations to be made).

▪	The committee shall review with legal counsel any regulatory matters that may have a material impact on the financial statements.

Internal Control

▪
The committee shall review and assess the company’s business and financial risk management process, including the adequacy of the overall control environment and controls in selected areas representing significant risk.

▪
The committee shall review and assess the company’s system of internal controls for detecting accounting and financial reporting errors, fraud and defalcations, legal violation, and non-compliance with the corporate code of conduct. The committee shall review the related findings and recommendations of the external and internal auditors, together with management’s responses.

▪	The committee shall review management’s status on their assessment of internal control, including any internal control deficiencies identified and status of remediation efforts.

Internal Audit

▪
Review with management and the outsourced internal audit firm the policy, plans, activities, budget, staffing, and organizational structure of the internal audit function, and any changes required in the scope of their internal audits.

▪	Review with management and the outsourced internal audit firm significant findings on internal audits during the year and management’s responses thereto.
▪	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the outsourced internal audit firm.
▪	Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.
▪	On a regular basis, meet separately with the outsourced internal audit firm to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

▪
The Audit Committee shall have a clear understanding with management and the external auditors that the external auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's shareholders. The Audit Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Company's external auditors.

▪
All auditing services (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for purposes of State law) and non-audit services, other than non-audit services of the Company deemed “de minimus” under law, which are provided to the Company by the Company’s auditors, shall be preapproved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant preapprovals required by this Charter. The decisions of any member to whom authority is delegated to preapprove an activity shall be presented to the full Audit Committee at its scheduled meetings. If the Audit Committee approves an audit service within the scope of the engagement of the auditor, such audit service shall be deemed to have been preapproved for purposes of this Charter.

▪	Review the external auditors' proposed audit scope (as defined on the engagement letter) and coordination with internal audit.
▪	Review all material written communications between the external auditors and management, such as any management letter or schedule of unadjusted differences.
▪	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:
o
At least annually, obtain and review a report by the external auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control or Public Company Accounting Oversight Board review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more external audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the external auditor and the company.

o	Take into account the opinions of management and internal audit.
o	Review and evaluate the lead partner of the external auditor.
o	Present its conclusions with respect to the external auditor to the Board.
▪	Ensure that any hiring of employees or former employees of the external auditors complies with the independence rules of the Securities and Exchange Commission.
▪	On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.
▪
Ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the company. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the company’s audit.

▪	Consider, with management, the rationale for employing audit firms other than the principal auditors.

Compliance

▪
Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

▪
Review with the general counsel legal and regulatory matters that, in the opinion of management, may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators.

▪
Establish procedures for: (i) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls, or auditing matters; and (ii) The confidential, anonymous submission by employees of the listed issuer of concerns regarding questionable accounting or auditing matters.

▪	Review the findings of any examinations by regulatory agencies, and any auditor observations.
▪	Review the process for communicating the code of conduct to company personnel, and for monitoring compliance therewith.
▪	Review and approve the Company’s code of ethics for its senior executive and financial officers.
▪	Obtain regular updates from management and company legal counsel regarding compliance matters.
▪	Review significant potential conflicts of interest and approve related party transactions.

Reporting Responsibilities

▪
Regularly report to the board of directors about committee activities and issues that arise with respect to the quality or integrity of the company’s financial statements (including, but not limited to, any ethic hotline reports), the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s external auditors, and the performance of the internal audit function.

▪	Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.
▪
Prepare an annual Audit Committee Report for inclusion in the Holding Company’s Annual Proxy Statement that describes the committee’s composition, responsibilities and how they were discharged, and states that a formal audit charter has been approved.

▪	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.
▪	Review any other reports the company issues that relate to committee responsibilities.

Other Responsibilities

▪	Discuss with management the company’s major policies with respect to risk assessment and risk management.
▪	Perform other activities related to this charter as requested by the board of directors, by law, or the company’s charter or bylaws.
▪	Institute and oversee special investigations as needed.
▪
Review with management the policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal audit outsourced function or the external auditors.

▪	Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.
▪	Confirm annually that all responsibilities outlined in this charter have been carried out.
▪	Conduct an annual self-assessment to review the effectiveness of the committee and individual members, and discuss recommendations for improvement with the board of directors.
▪	Create an agenda for the ensuing year.